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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549




                                    FORM 8-K



                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of report (date of earliest event reported):  JULY 31, 1997


                            THE METZLER GROUP, INC.
                            -----------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                                    --------
                 (State or Other Jurisdiction of Incorporation)



      0-28830                                               36-4094854
      -------                                               ----------
(Commission File Number)                       (IRS Employer Identification No.)

520 LAKE COOK ROAD, SUITE 500, DEERFIELD, ILLINOIS               60015
--------------------------------------------------               -----
     (Address of Principal Executive Offices)               (Zip Code)


                                 (847) 914-9100
                                 --------------
              (Registrant's Telephone Number, Including Area Code)



                                      NONE
                                      ----
         (Former Name or Former Address, if Changed Since Last Report)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

       Effective August 1, 1997, RMI Acquisition Co., a wholly-owned subsidiary of The Metzler Group, Inc. (the "Company"), completed the acquisition of all of the outstanding securities of Resource Management International, Inc., an electric utilities consulting corporation organized under the laws of California.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Business Acquired

         It is impracticable for the Company to file the required financial information as of the date hereof. The required financial information shall be filed by the Company as soon as practicable, but in no event shall such financial information be filed later than 60 days after the due date of this Form 8-K.

     (b) Pro forma financial information

         It is impracticable for the Company to file the required pro forma financial information as of the date hereof. The required pro forma financial information shall be filed by the Company as soon as practicable, but in no event shall such pro forma financial information be filed later than 60 days after the due date of this Form 8-K.

     (c) Exhibits

         10.1   Press Release dated August 6, 1997.

         10.2 Agreement dated as of July 31, 1997 among The Metzler Group, Inc., RMI Acquisition Co., Resource Management International, Inc. and all the Shareholders of Resource Management International, Inc. together with a list of Exhibits and Schedules thereto. Such Exhibits and Schedules are not filed, but the registrant undertakes to furnish supplementally a copy of any such Exhibit or Schedule to the Commission upon request.













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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE METZLER GROUP, INC.




Date:  August 12, 1997          By:
                                   --------------------------------------
                                   James Hillman, Chief Financial Officer
                                                 (Signature)




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE METZLER GROUP, INC.




Date:  August 12, 1997          By:   /s/ James Hillman
                                   --------------------------------------
                                   James Hillman, Chief Financial Officer
                                                (Signature)